UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

New Enterprise Stone & Lime Co., Inc. (the “Company”) is reporting that, due primarily to ongoing delays resulting from the implementation of its new ERP system, it will require additional time to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended February 29, 2012 (“Form 10-K”), its Quarterly Report on Form 10-Q for the first fiscal quarter ended May 31, 2012 (“Q1 Form 10-Q”) and its Quarterly Report on Form 10-Q for the second fiscal quarter ended August 31, 2012 (“Q2 Form 10-Q”).

The Company is also reporting that it has received from the lender under the first amendment to the ABL loan facility an extension of the delivery date of its Form 10-K to December 3, 2012, the Q1 Form 10-Q to January 1, 2013 and the Q2 Form 10-Q to February 1, 2013.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer, and Secretary

Date: November 9, 2012